                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            GASONICS INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 3, 1997
                            ------------------------

TO THE STOCKHOLDERS OF GASONICS INTERNATIONAL CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of GaSonics International Corporation, a Delaware corporation (the "Company"), will be held on Monday, March 3, 1997, at 9:00 a.m. local time, at the Techmart, 5201 Great America Parkway, Santa Clara, California 95054, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

    1. To elect directors to serve until the next Annual Meeting, or until their successors are elected and qualified;

    2. To approve a series of amendments to the Company's 1994 Stock Option/Stock Issuance Plan (the "Option Plan");

    3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") which will increase the number of shares of Common Stock authorized for issuance over the term of the Purchase Plan by an additional 400,000 shares;

    4. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending September 30, 1997; and

    5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only stockholders of record at the close of business on January 15, 1997 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

    All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,

                                          Monte M. Toole

                                          CHAIRMAN OF THE BOARD OF DIRECTORS

San Jose, California
January 20, 1997

--------------------------------------------------------------------------------

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                       GASONICS INTERNATIONAL CORPORATION

                              2540 JUNCTION AVENUE
                        SAN JOSE, CALIFORNIA 95134-1909

                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 3, 1997

                            ------------------------

GENERAL

    The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of GaSonics International Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, March 3, 1997 (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m. local time at the Techmart, 5201 Great America Parkway, Santa Clara, California 95054. These proxy solicitation materials were mailed on or about January 20, 1997 to all stockholders entitled to vote at the Annual Meeting.

VOTING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On January 15, 1997, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 13,560,375 shares of the Company's common stock, $.001 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on January 15, 1997. Stockholders may not cumulate votes in the election of directors.

    All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

REVOCABILITY OF PROXIES

    You may revoke or change your Proxy at any time before the Annual Meeting by filing with Mr. Terry R. Gibson, the Secretary of the Company, at the Company's principal executive offices, GaSonics International Corporation, 2540 Junction Avenue, San Jose, California 95134-1909, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received no later than September 20, 1997, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                      PROPOSAL ONE--ELECTION OF DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of stockholders or until their successors have been elected and qualified. The Certificate of Incorporation and Bylaws of the Company provide that the authorized number of directors shall be determined by resolution of the Board of Directors. The authorized number of directors is currently four. The Board of Directors has selected four nominees, all of whom are currently directors of the Company. Proxies cannot be voted for a greater number of directors than four. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below. The four candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING FOLLOWING THE ANNUAL MEETING OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

INFORMATION WITH RESPECT TO NOMINEES

    Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they are selected as directors or nominees and their ages as of November 15, 1996:

NOMINEES                         AGE                  POSITION(S) WITH THE COMPANY
---------------------------      ---      -----------------------------------------------------
Monte M. Toole                       65   Chairman of the Board
Dave Toole                           41   Chief Executive Officer, President and Director
Kenneth L. Schroeder                 50   Director
F. Joseph Van Poppelen               69   Director

BUSINESS EXPERIENCE OF BOARD NOMINEES

    MONTE M. TOOLE founded the Company in March 1971 and has served as Chairman of the Board since the Company's inception and as Chief Executive Officer from inception to December 31, 1994. Between March 1971 and May 1993, Mr. Toole also served as President of the Company. Prior to founding the Company, Mr. Toole was a representative of semiconductor equipment manufacturers at Monte Toole and Associates, Inc., a manager at Fairchild Semiconductor and a systems analyst at IBM. From October 1991 to June 1993, Mr. Toole served on the Board of Directors of Integrated Process Equipment Corporation, a semiconductor equipment company.

    DAVE TOOLE became the Company's President and Chief Operating Officer in May 1993, and became the Company's Chief Executive Officer on December 31, 1994. Prior to that time, Mr. Toole served as the Company's Vice President, Sales and Marketing from October 1986 to April 1989 and has served as a Director since April 1979. Mr. Toole also served as the Company's Vice President and General Manager from April 1989 to May 1991 and as Vice President, Commercial Operations from May 1991 to May 1993. Mr. Toole has held various other positions in purchasing, manufacturing, marketing and sales since joining the Company in 1979. Previously, Mr. Toole was employed by Advanced Micro Devices, a semiconductor manufacturer.

    KENNETH L. SCHROEDER became a Director of the Company in July 1995. Mr. Schroeder has been the President and Chief Operating Officer, and a Director of KLA Instruments Corporation, a semiconductor equipment manufacturer, since November 1991. Mr. Schroeder served as the President and Chief Operating Officer of Genus, Inc., a semiconductor equipment manufacturer, from May 1990 to October 1991. Prior to that Mr. Schroeder held a variety of management positions while working for KLA Instruments.

    F. JOSEPH VAN POPPELEN became a Director of the Company in July 1995. Mr. Van Poppelen has been the President of The Van Poppelen Company, a consulting firm focused on marketing and business strategies for high technology companies, since 1989. From 1975 to 1989, Mr. Van Poppelen was employed by National Semiconductor Corporation, a semiconductor manufacturer, where he last served as Senior Vice President, Worldwide Marketing and Sales. Mr. Van Poppelen currently serves on the Board of Directors of Novellus Systems, Inc., a semiconductor capital equipment manufacturer.

    There are no family relationships among the members of the Board of Directors or the officers, other than Monte M. Toole and Dave Toole who are father and son.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended September 30, 1996, the Board of Directors held five (5) meetings and acted by unanimous written consent on one (1) occasion. The Board of Directors has an Audit Committee and a Compensation Committee. Each of the directors attended or participated in 75% or more of the aggregate of (i) the total meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served during the past fiscal year.

    The Audit Committee currently consists of two (2) directors, Messrs. Schroeder and Van Poppelen. The Audit Committee reviews internal auditing procedures, the adequacy of internal controls and the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee held three (3) meetings during the last fiscal year.

    The Compensation Committee currently consists of two (2) directors, Messrs. Schroeder and Van Poppelen. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company, including the Purchase Plan. The Compensation Committee also has exclusive authority to administer the Company's 1994 Stock Option/Stock Issuance Plan (the "Option Plan") and to make option grants and direct stock issuances under such Plan. Pursuant to the provisions of the Option Plan, the Compensation Committee has appointed a Secondary Committee of the Compensation Committee, consisting of Mr. Dave Toole (the "Secondary Committee"), to make option grants and direct stock issuances to eligible persons other than officers and directors subject to the short-swing profit restrictions of the federal securities laws. The Compensation Committee held two (2) meetings and acted by unanimous written consent on nine (9) occasions, and the Secondary Committee acted by unanimous written consent on four (4) occasions during the last fiscal year.

DIRECTOR COMPENSATION

    Board members who are employees of the Company do not receive cash compensation for their service on the Board. However, the Company has entered into compensation arrangements with two of the existing non-employee Board members, Messrs. Schroeder and Van Poppelen, which provide that at the end of each quarter during the fiscal year, commencing with the fiscal quarter ended September 30, 1995, each receives a cash fee of $5,000 for service on the Board during that fiscal quarter. In addition, Mr. Van Poppelen received $19,312 for certain consulting services provided during fiscal 1996.

    The Company also paid Mr. Monte M. Toole $113,636.60 during fiscal year 1996 in consideration for his services as Chairman of the Board. In addition, during the same period, the Company paid (i) the premiums of $242, $130 and $153 for excess coverage provided to Mr. M. Toole under the Company's major medical insurance program, accidental death and dismemberment, and disability policies, respectively, and (ii) the premium of $84,440 for a special life insurance policy maintained on the life of Mr. M. Toole. The policy was cancelled in March 1996, and the Company was paid the cash surrender value of that policy in the amount of $44,394. The Company also paid the following automobile-related expenses on behalf of Mr. M. Toole during fiscal year 1996: (i) $1,296 and $6,791 for automobile lease payments on a previously owned car and a new car, respectively, and (ii) $3,250 for automobile insurance.

    Each non-employee Board member will also receive, over his period of Board service, a series of option grants under the Automatic Option Grant Program in effect under the Option Plan. On July 19, 1995, Messrs. Schroeder and Van Poppelen each received, in connection with their appointment to the Board as non-employee directors, an automatic option grant for 30,000 shares of Common Stock with an exercise price of $19.34 per share, the fair market value per share of Common Stock on the grant date. Each of these options becomes exercisable in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four (4)-year period measured from the grant date. Should either individual cease Board service prior to completion of such four (4)-year period, then he will have a twelve (12)-month period in which to exercise the option for any or all of the shares for which the option is exercisable at the time of his cessation of Board service plus an additional twenty-five percent (25%) of the option shares on the next anniversary of the grant date following the optionee's cessation of Board service.

    In addition, each non-employee Board member will receive an annual option grant for 7,500 shares on each successive anniversary of the grant date of his initial 30,000-share option, beginning with the fourth anniversary of such grant date, provided he continues to serve on the Board. For a non-employee Board member who was previously employed by the Company, the initial annual option grant will be made at the first Annual Stockholders Meeting at which that individual is first elected as a non-employee Board member. Each such annual option grant will have an exercise price per share equal to the fair market value of the Common Stock on the grant date and will become exercisable for all of the option shares one year after the grant date, whether or not the optionee in fact continues in Board service after the grant date.

    Each automatic option grant will accelerate and become immediately exercisable for all of the option shares upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale or (iii) the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of
(a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.

                      PROPOSAL TWO--APPROVAL OF AMENDMENTS
                  TO THE 1994 STOCK OPTION/STOCK ISSUANCE PLAN

    The Company's stockholders are being asked to approve a series of amendments to the Company's 1994 Stock Option/Stock Issuance Plan (the "Option Plan") which will effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan from 2,200,000 to 2,700,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price or issue price paid per share to be reissued under the Option Plan and (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and effect a series of additional changes to the provisions of the Option Plan (including stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the federal securities laws.

    The amendments are designed to assure that a sufficient reserve of Common Stock is available under the Option Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success. The amendments will also enhance the Company's opportunity to provide equity incentives to the non-employee Board members and facilitate plan administration.

    The following is a summary of the principal features of the Option Plan, as most recently amended. However, the summary does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Jose, California.

    The Option Plan became effective on January 27, 1994 upon adoption by the Board of Directors and was approved by the stockholders in March 1994. The Option Plan was amended by the Board on September 21, 1994 to increase the share reserve by an additional 750,000 shares of Common Stock, and this share increase was approved by the stockholders at the 1995 Annual Meeting. The Option Plan was again amended by the Board on November 6, 1995 to increase the share reserve by an additional 750,000 shares of Common Stock, and this share increase was approved by the stockholders at the 1996 Annual Meeting. The changes to the Option Plan effected by the amendments which are the subject of this Proposal Two were adopted by the Board on December 20, 1996.

EQUITY INCENTIVE PROGRAMS

    The Option Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program and
(iii) a Stock Issuance Program. The principal features of these programs are described below. The Option Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the Option Plan) to authorize option grants and direct stock issuances under the Option Plan. However, pursuant to authority granted in the Option Plan, the Compensation Committee has also appointed a Secondary Committee to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program.

SHARE RESERVE

    A total of 2,700,000 shares of Common Stock has been reserved for issuance over the ten-year term of the Option Plan, assuming stockholder approval of the 500,000 share increase which forms part of this Proposal. In no event may any one participant in the Option Plan be granted stock options and direct stock issuances for more than 825,000 shares in the aggregate under the Option Plan.

    In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Option Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the Option Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option.

    Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Option Plan. Unvested shares issued under the Option Plan and subsequently repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Option Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the Option Plan will not be available for subsequent issuance.

ELIGIBILITY

    Officers and other employees of the Company and its subsidiaries (whether now existing or subsequently established), non-employee members of the Board or the board of directors of any parent or subsidiary corporation and independent consultants and advisors in the service of the Company or its subsidiaries will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

    As of November 15, 1996, six (6) executive officers, two (2) non-employee Board members and approximately 456 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the two (2) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

    The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing selling price per share on that date on The Nasdaq National Market. On November 15, 1996, the closing selling price per share was $8.25.

                       DISCRETIONARY OPTION GRANT PROGRAM

    Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

    Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

        TANDEM STOCK APPRECIATION RIGHTS provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over
    (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

        LIMITED STOCK APPRECIATION RIGHTS may be provided to one or more officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

    The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and may at any time cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

    The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the lower market price of Common Stock at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member on or after July 19, 1995, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment (the "Initial Grant Date"), a non-statutory option to purchase 30,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. Each non-employee Board member who receives such an initial 30,000-share option grant will automatically be granted, on each successive anniversary of the Initial Grant Date on which he or she continues to serve as a Board member, beginning with the fourth anniversary of such Initial Grant Date, a non-statutory option to purchase an additional 7,500 shares of Common Stock. An individual who becomes a non-employee Board member after previously serving in the Company's employ will receive his or her initial 7,500-share annual grant at the first Annual Stockholders Meeting at which such individual is elected as a non-employee Board member and will receive an additional 7,500-share automatic option grant at each subsequent Annual Stockholders Meeting at which he or she is re-elected to the Board as a non-employee director. There will be no limit on the number of such 7,500-share option grants which any one non-employee Board member may receive over his or her period of Board service.

    Each 30,000-share or 7,500-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date, subject to earlier termination at the end of the twelve (12)-month period measured from the date of the optionee's cessation of Board service. Each initial 30,000-share automatic option grant will become exercisable for the option shares in four (4) successive equal annual installments upon the optionee's completion of each year of Board service over the four (4)-year period measured from the Initial Grant Date. Should the optionee cease Board service prior to the fourth anniversary of the Initial Grant Date, then the optionee may, at any time during the next twelve (12) months, exercise the option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. In addition, the option may be exercised for another twenty-five percent (25%) of the option shares on the next anniversary of the Initial Grant Date immediately following the optionee's cessation of Board service. Each annual 7,500-share automatic option grant will become exercisable for all of the option shares one (1) year following the grant date, whether or not the optionee continues in Board service.

    Each automatic option grant will accelerate and become immediately exercisable for all of the option shares upon (i) the optionee's death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale or (iii) the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more proxy contests for Board membership. In addition, upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. The exercise of such surrender right will be pre-approved by the Board at the time the automatic option grant is made.

                             STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

                               GENERAL PROVISIONS

ACCELERATION

    In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration or vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

    The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

    The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

    The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

STOCK AWARDS

    The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Option Plan between the January 27, 1994 effective date and November 15, 1996, together with the weighted average exercise price payable per share. The table does not include option grants that were originally granted at a higher exercise price and were cancelled on August 5, 1996 in exchange for a new option for the same number of shares with an exercise price of $7.25. For further information concerning these options, see the discussion of Option Repricing under the Executive Compensation and Related Information section of this Proxy.

                              OPTION TRANSACTIONS

                                                                       OPTIONS GRANTED    WEIGHTED AVERAGE
NAME                                                                  (NUMBER OF SHARES)   EXERCISE PRICE
--------------------------------------------------------------------  ------------------  -----------------
Dave Toole .........................................................          125,000         $    7.25
 Chief Executive Officer, President and Director

Avner Shelem .......................................................           95,000         $    7.83
 Vice President, General Manager, Engineering and Operations

Pascal Didier ......................................................           52,500         $    7.25
 Vice President, Worldwide Sales and Customer Support

Gregory S. Fischer .................................................           78,750         $    7.76
 Vice President, Operations

John Bulman ........................................................           37,500         $   12.83
 Former Vice President, Worldwide Sales

Jerald P. Shaevitz .................................................           82,500         $    8.15
 Vice President, Treasurer

All executive officers as a group ..................................          640,125         $    8.00

Kenneth L. Schroeder ...............................................           30,000         $   19.33
 Director

F. Joseph Van Poppelen .............................................           30,000         $   19.33
 Director

All non-employee directors as a group ..............................           60,000         $   19.33

All employees, including current officers who are not
 executive officers, as a group ....................................        1,132,667         $    8.91

    In addition to the option transactions described above, the Company issued fully vested options to purchase 25,000 shares of Common Stock to Jeannine Sargent, Vice President, Marketing and Customer Technology, pursuant to the Option Plan. The Company did not issue any fully vested options to purchase shares of Common Stock to any other employee of the Company during fiscal year 1996.

    As of November 15, 1996, options covering 1,557,270 shares of Common Stock were outstanding under the Option Plan, 1,046,738 shares remained available for future option grant assuming stockholder approval of the 500,000 share increase which forms part of this Proposal, and 95,992 shares have been issued under the Option Plan.

AMENDMENT AND TERMINATION

    The Board may amend or modify the Option Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on December 31, 2003.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

    Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

    The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

                              ACCOUNTING TREATMENT

    Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those option grants would have upon the Company's reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

    Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

                               NEW PLAN BENEFITS

    As of November 15, 1996, no options have been granted to date on the basis of the 500,000-share increase to the Option Plan which forms part of this Proposal.

                              STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the Option Plan. Should such stockholder approval not be obtained, then any options granted on the basis of the 500,000 share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. The Option Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the Option Plan prior to the amendments until the available reserve of Common Stock under the Option Plan as last approved by the stockholders is issued. In addition, the non-employee Board members will not become eligible to participate in the Discretionary Option Grant and Stock Issuance Programs of the Option Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE OPTION PLAN.

                  PROPOSAL THREE--APPROVAL OF AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

    The Company's stockholders are being asked to approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Purchase Plan from 700,000 to 1,100,000 shares.

    The amendment is designed to assure that a sufficient reserve of Common Stock is available under the Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code. Participating affiliates may include any parent or subsidiary corporations of the Company, whether now existing or hereafter established, which elect to extend the benefits of the Purchase Plan to their eligible employees.

    The terms and provisions of the Purchase Plan are summarized below. However, the summary does not purport to be a complete description of the Purchase Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Corporate Secretary at the Company's principal offices in San Jose, California.

    The Purchase Plan was adopted by the Board of Directors on January 27, 1994 and was approved by the stockholders in March 1994. The Purchase Plan was amended by the Board on November 6, 1995 to increase the share reserve by an additional 400,000 shares of Common Stock and to allow eligible employees to join the Purchase Plan on any semi-annual entry date within an offering period, and this amendment was approved by the stockholders at the 1996 Annual Meeting. The share increase to the Purchase Plan which is the subject of this Proposal Three was adopted by the Board on December 20, 1996, subject to the approval of the stockholders at the 1997 Annual Meeting.

ADMINISTRATION

    The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

SECURITIES SUBJECT TO THE PURCHASE PLAN

    The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market. The maximum number of shares of Common Stock which may be sold to participants over the term of the Purchase Plan may not exceed 1,100,000 shares. However, not more than 773,695 shares may be issued under the Purchase Plan after November 15, 1996.

    In the event that any change is made to the Company's outstanding Common Stock (whether by reason of recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

PURCHASE PERIODS AND PURCHASE RIGHTS

    Shares of Common Stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of twenty-four (24) months. The initial offering period began on

March 21, 1994 and ended on December 31, 1995. A new twenty-four (24)-month period began on January 2, 1996 and will continue through December 31, 1997.

ELIGIBILITY AND PARTICIPATION

    Any individual who is employed on a basis under which he or she is expected to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan. As of November 15, 1996, the Company estimated that approximately 456 employees, including six (6) executive officers, were eligible to participate in the Purchase Plan.

    An individual who is an eligible employee at the start of any offering period may join that offering period at that time or on any subsequent semi-annual entry date (the first business day in January and July each year) within that offering period. An individual who first becomes an eligible employee after such start date may join the offering period on any semi-annual entry date within that offering period on which he or she is an eligible employee.

    At the time the participant joins the offering period, he or she will be granted a purchase right to acquire shares of Common Stock at semi-annual intervals over the remainder of that offering period. The purchase dates will occur on the last business day in June and December of each year, and all payroll deductions collected from the participant for the period ending with each such semi-annual purchase date will automatically be applied to the purchase of Common Stock. Payroll deductions may not exceed fifteen percent (15%) of base salary for each semi-annual period of participation, and no participant may purchase more than 1,800 shares per semi-annual purchase date.

PURCHASE PRICE

    The purchase price of the Common Stock acquired on each semi-annual purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period or (ii) the fair market value on the semi-annual purchase date. However, the clause (i) amount for any participant whose entry date is other than the start date of the offering period will not be less than the fair market value per share of Common Stock on that start date.

    The fair market value of the Common Stock on any relevant date under the Purchase Plan will be the closing selling price per share on such date on The Nasdaq National Market. On November 15, 1996, the fair market value per share of Common Stock was $8.25 per share.

PAYROLL DEDUCTIONS AND STOCK PURCHASES

    Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) (up to a maximum of fifteen percent (15%)) of his or her base salary each offering period to be applied to the acquisition of Common Stock on the semi-annual purchase dates. On each semi-annual purchase date (the last business day in June and December each year), the payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

SPECIAL LIMITATIONS

    The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

    - Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

    - Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 of Common Stock (valued at the time each purchase right is granted) during any one calendar year.

    - No participant may purchase more than 1,800 shares of Common Stock on any semi-annual purchase date.

TERMINATION OF PURCHASE RIGHTS

    The participant may withdraw from the Purchase Plan at any time and elect to have his or her accumulated payroll deductions either refunded immediately or applied to the purchase of Common Stock on the next semi-annual purchase date.

    The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the semi-annual period in which his or her employment terminates will be refunded and will not be applied to the purchase of Common Stock.

STOCKHOLDER RIGHTS

    No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

    No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

CHANGE IN CONTROL

    In the event the Company is acquired by merger or asset sale, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be the lesser of
(i) eighty-five percent (85%) of the fair market value per share of Common Stock on the participant's entry date into the offering period in which such acquisition occurs or (ii) eighty-five percent (85%) of the fair market value per share of Common Stock immediately prior to such acquisition, but in no event will the clause (i) fair market value be less than the fair market value per share of Common Stock on the start date of the offering period in which such acquisition occurs.

AMENDMENT AND TERMINATION

    The Purchase Plan will terminate upon the earlier of (i) December 31, 2003 or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights.

    The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant on any one semi-annual purchase date, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (iii) materially increase the benefits accruing to participants or (iv) materially modify the requirements for eligibility to participate in the Purchase Plan.

FEDERAL TAX CONSEQUENCES

    The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchase shares.

    If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

    If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which the shares were acquired and more than one year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

    If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

    Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

STOCK ISSUANCES

    The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between the March 21, 1994 effective date of the Purchase Plan and November 15, 1996, together with the weighted average purchase price paid per share.

                           PURCHASE PLAN TRANSACTIONS

                                                                           NUMBER OF      WEIGHTED AVERAGE
NAME                                                                    PURCHASED SHARES   PURCHASE PRICE
----------------------------------------------------------------------  ----------------  -----------------
Dave Toole ...........................................................         --                --
 Chief Executive Officer, President and Director

Avner Shelem .........................................................          6,021         $    7.67
 Vice President, General Manager, Engineering and Operations

Pascal Didier ........................................................          1,361         $   10.06
 Vice President, Worldwide Sales and Customer Support

Gregory S. Fischer ...................................................          5,565         $    7.64
 Vice President, Operations

John Bulman ..........................................................            348         $   11.48
 Former Vice President, Worldwide Sales

Jerald P. Shaevitz ...................................................          5,656         $    7.64
 Vice President, Treasurer

All executive officers as a group.....................................         22,927         $    7.68

All employees, including current officers who are not executive
 officers, as a group.................................................        303,378         $    7.58

                               NEW PLAN BENEFITS

    As of November 15, 1996, no purchase rights had been granted under the Purchase Plan on the basis of the 400,000-share increase which is the subject of this Proposal Three.

                              STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to increase the share reserve under the Purchase Plan by an additional 400,000 shares. Should such stockholder approval not be obtained, then no purchase rights will be granted under the Purchase Plan on the basis of the 400,000 share increase, and the Purchase Plan will continue in effect until the available reserve of Common Stock under the Purchase Plan as last approved by the stockholders is issued.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE PURCHASE PLAN.

              PROPOSAL FOUR--RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Arthur Andersen LLP, independent public auditors for the Company during fiscal year 1996, to serve in the same capacity for the year ending September 30, 1997, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

                                 OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                            OWNERSHIP OF SECURITIES

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of November 15, 1996 by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee, (iii) the executive officers named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                               SHARES
                                                             BENEFICIALLY  PERCENTAGE OF SHARES
NAME OF BENEFICIAL OWNER                                        OWNED     BENEFICIALLY OWNED (1)
-----------------------------------------------------------  -----------  -----------------------
Monte M. Toole (2)(3)......................................   2,519,728              18.7%
Dave Toole (3)(4)..........................................   1,093,098               8.1%
Jerald P. Shaevitz (5).....................................      50,984              *
Gregory S. Fischer (6).....................................      49,837              *
Avner Shelem (7)...........................................      35,831              *
Pascal Didier..............................................       1,361              *
John Bulman................................................         348              *
F. Joseph Van Poppelen (8).................................      17,500              *
Kenneth L. Schroeder (8)...................................       7,500              *
All directors and executive officers as a group (12
 persons) (9)..............................................   3,811,828              27.9%

------------------------

 * Less than one percent of the outstanding Common Stock.

(1) Percentage of ownership is based on 13,479,745 shares of Common Stock outstanding on November 15, 1996.

(2) Includes 1,312,999 shares of Common Stock held by the Monte M. Toole Family Limited Partnership, of which Monte M. Toole is the sole General Partner.

(3) The principal business address of the stockholder is GaSonics International Corporation, 2540 Junction Avenue, San Jose, California 95134.

(4) Includes 234,999 shares of Common Stock held by the David Toole Family Limited Partnership, of which Dave Toole and his wife, Diane Toole, are the sole General Partners, and 809,702 shares of Common Stock held by the David Toole and Diane L. Toole Family Trust, of which Dave and Diane Toole are the sole Trustees. Excludes 89,998 shares of Common Stock held by the trustee of the David Toole and Diane L. Toole Children's Trust for the benefit of Mr. and Mrs. Toole's two minor children. Mr. D. Toole disclaims beneficial ownership of such 89,998 shares. Also excludes 32,462 shares held by the David and Diane L. Toole Charitable Remainder Unitrust. Mr. Toole disclaims beneficial ownership of such 32,462 shares. Also excludes 1,500 shares held by the David and Diane L. Toole Charitable Foundation. Mr. D. Toole disclaims beneficial ownership of such 1,500 shares.

(5) Includes 45,328 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after November 15, 1996.

(6) Includes 40,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after November 15, 1996.

(7) Includes 34,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after November 15, 1996.

(8) Includes 7,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after November 15, 1996.

(9) Includes 165,447 shares underlying stock options held by 10 officers and 2 directors which are currently exercisable or which will become exercisable within 60 days after November 15, 1996.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following table provides certain information summarizing the compensation earned by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose compensation was in excess of $100,000 for the 1996 fiscal year, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. The table also includes one (1) former executive officer who left the Company's employ during the 1996 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                            -------------
                                                           ANNUAL COMPENSATION                NUMBER OF
                                                ------------------------------------------   SECURITIES
                                                                             OTHER ANNUAL    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR       SALARY($)    BONUS($)(1)   COMPENSATION     OPTION(#)    COMPENSATION($)(2)
-----------------------------------  ---------  -------------  ------------  -------------  -------------  -------------------
Dave Toole                             1996       258,922         179,850(3)      --           125,000(6)          30,175
  Chief Executive Officer and          1995       202,634         419,857(4)      --            15,000(7)          30,970
    President                          1994       140,005         246,325(5)      --            60,000(7)          45,365

Avner Shelem (8)                       1996       154,621          32,000         --            20,000              4,038
  Vice President, General Manager,     1995       134,335         145,552         --             --                 6,649
    Engineering and Operations         1994        61,925          20,000         --            75,000             --

Gregory S. Fischer                     1996       135,700           8,268         --             --                 3,577
  Vice President, Operations           1995       124,641         127,552         --            52,500              6,649
                                       1994       108,147          53,000         --             --                 9,624

Pascal Didier (9)                      1996       171,173(10)     134,441      164,705(11)      52,500(6)             694
  Vice President, Worldwide Sales      1995          --             --            --            22,500(7)          --
    and Customer Support               1994          --             --            --             --                --

John Bulman (12)                       1996       117,526          47,539         --             --                 2,609
  Former Vice President, Worldwide     1995        83,073          89,316(13)      --            --                 7,470
    Sales                              1994          --             --            --             --                --

Jerald P. Shaevitz (14)                1996       130,694           --            --             --                 3,415
  Vice President, Treasurer            1995       127,312         105,552         --             3,750              6,649
                                       1994       121,216          30,000         --            52,500              9,424

------------------------

(1) For the 1996 fiscal year, Bonus includes the following bonus amounts deferred by certain of the Company's executive officers: Messrs. Toole ($78,400), Fischer ($8,268) and Shelem ($16,000).

(2) For the 1996 fiscal year, All Other Compensation includes: (i) the contributions allocated under the Company's profit sharing plan on behalf of Messrs. Toole, Shelem, Fischer, Didier, Bulman and Shaevitz in the amount of $694 for each such individual, (ii) the contributions provided by the Company under its 401(k) plan on behalf of Messrs. Toole ($4,165), Shelem ($3,344), Fischer ($2,883), Bulman ($1,915) and Shaevitz ($2,721) and (iii)
    the premium of $25,316 paid by the Company on the split dollar life insurance policies maintained for Mr. Toole pursuant to which the Company will, upon Mr. Toole's death or liquidation of the policy, be entitled to the refund of all premium payments made on that policy, and the balance of the policy proceeds will be paid to Mr. Toole or his designated beneficiaries.

(3) Includes (i) $100,000 of loan forgiveness accrued over the 1996 fiscal year pursuant to a special bonus program established for Mr. Toole in January 1994 plus (ii) $1,450 of tax gross up to reimburse Mr. Toole for the medicare tax incurred in connection with such loan forgiveness. Under that program, $300,000 of principal due under the note which Mr. Toole delivered to the Company on November 11, 1993 in payment of the option exercise price for 566,665 shares of Common Stock is subject to forgiveness over his continued period of service with the Company. Accordingly, $100,000 of principal is forgiven on the first day of each calendar year, beginning January 1, 1995, provided Mr. Toole continues in service with the Company.

(4) Includes (i) $100,000 of loan forgiveness accrued over the 1995 fiscal year plus (ii) $1,450 of tax gross up to reimburse Mr. D. Toole for the medicare tax incurred in connection with such loan forgiveness.

(5) Includes $75,000 of loan forgiveness accrued over the 1994 fiscal year.

(6) Includes the following options regranted on August 5, 1996 in exchange for the cancellation of preexisting options with a higher exercise price per share: Dave Toole (75,000 option shares) and Pascal Didier (37,500 option shares).

(7) The option was originally granted at a higher exercise price and was cancelled on August 5, 1996 in exchange for a new option for the same number of shares with an exercise price of $7.25 per share. See footnote 6 above.

(8) Avner Shelem, the current Vice President, General Manager, Engineering and Operations, joined the Company in March 1994.

(9) Pascal Didier, the current Vice President, Worldwide Sales and Customer Support, joined the Company in May 1995.

(10) Includes a foreign differentiation of $18,204 which represents a premium paid in conjunction with living and working in Singapore.

(11) Includes: (i) $147,205 for living expenses related to overseas assignment and (ii) $17,500 for Singapore taxes paid by the Company for the period from October 1, 1995 to December 31, 1995. The taxes for the period from January 1, 1996 to September 30, 1996 are not determinable at this time.

(12) John Bulman was Vice President, Worldwide Sales, from March 20, 1995 to May 31, 1996. Mr. Bulman left the Company on May 31, 1996.

(13) Includes a one-time $25,000 sign-on bonus.

(14) Jerald P. Shaevitz was Vice President, Finance, from July 6, 1993 to May 20, 1996 and Vice President, Treasurer from May 21, 1996 to September 30, 1996. For the 1997 fiscal year, Mr. Shaevitz will provide consulting services to the Company and will be paid consulting fees of $5,000 per month for such services.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table contains information concerning the stock option grants made to each of the executive officers named in the Summary Compensation Table for the fiscal year ended September 30, 1996. No stock appreciation rights ("SARs") were granted to these individuals during such fiscal year.

                                                                                                                POTENTIAL
                                                                                                               REALIZABLE
                                                        INDIVIDUAL GRANT                                    VALUE AT ASSUMED
                                                    -------------------------                                ANNUAL RATES OF
                                                    NUMBER OF                                                  STOCK PRICE
                                                    SECURITIES    % OF TOTAL                                  APPRECIATION
                                                    UNDERLYING     OPTIONS                                   FOR OPTION TERM
                                                     OPTIONS      GRANTED TO    EXERCISE OR                -------------------
                                                     GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION      5%        10%
NAME                                                  (#)(1)     FISCAL YEAR      ($/SH)         DATE       ($)(2)    ($)(2)
--------------------------------------------------  ----------   ------------   -----------   ----------   --------  ---------
Dave Toole........................................   50,000          8.5%          $7.25       08/04/06    $277,974  $ 577,732
                                                     75,000(1)      18.0%          $7.25       08/04/06    $328,283  $ 831,934

Avner Shelem......................................   20,000          3.4%          $7.25       08/04/06    $ 91,190  $ 231,093

Pascal Didier.....................................   15,000          2.6%          $7.25       08/04/06    $ 68,392  $ 173,319
                                                     37,500(1)       9.0%          $7.25       08/04/06    $170,981  $ 433,299

Gregory S. Fischer................................    --           --              --            --           --        --

John Bulman.......................................    --           --              --            --           --        --

Jerald P. Shaevitz................................    --           --              --            --           --        --

------------------------

(1) The option grant indicated as (1) for each individual was originally granted at a higher exercise price and was cancelled on August 5, 1996 in exchange for a new option for the same number of shares with an exercise price of $7.25 per share. (See Option Repricing information below.) The repriced option grant will become exercisable as follows: 25% of the total grant will be exercisable upon the optionee's completion of one year of service measured from the August 5, 1996 grant date; and the remaining 75% will become exercisable in a series of 36 successive monthly installments upon completion of each calendar month of service measured from August 5, 1997. Each of the other option grants made to the named executive officers during the 1996 fiscal year will also become exercisable in accordance with the same vesting schedule applicable to the repriced options. For further information concerning the terms of these option grants, see the discussion of the Discretionary Option Grant Program in Proposal Two.

(2) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The table below sets forth certain information with respect to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table concerning their exercise of options during the 1996 fiscal year and the unexercised options they held as of the end of such fiscal year. No SARs were exercised by such individuals during the 1996 fiscal year, nor did they hold any outstanding SARs at the end of such fiscal year.

                                                                      NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                        SHARES                        OPTIONS AT FY-END(#)            FY-END($)(1)
                                      ACQUIRED ON       VALUE      --------------------------  --------------------------
NAME                                  EXERCISE(#)   REALIZED($)(2) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------------------------  -------------  -------------  -----------  -------------  -----------  -------------
Dave Toole.........................       --             --            --            125,000       --        $    93,750

Avner Shelem.......................        3,000      $   9,150        34,500         57,500    $  15,825    $    33,000

Gregory S. Fischer.................       --             --            40,500         38,250    $  23,737    $    21,600

Pascal Didier......................       --             --            --             52,500       --        $    39,375

John Bulman........................       --             --            --            --            --            --

Jerald P. Shaevitz.................       --             --            41,438         41,062    $  23,737    $    21,600

------------------------

(1) Based on the fair market value of the option shares at fiscal year-end ($8.00 per share on the basis of the closing selling price on The Nasdaq National Market at fiscal year-end) less the exercise price.

(2) Based on the fair market value of the shares on the exercise date less the exercise price paid for those shares.

OPTION REPRICING

    As discussed in the Compensation Committee Report on Executive Compensation below, the Company implemented an option cancellation/regrant program for executive officers and other employees holding stock options with an exercise price per share in excess of the market price of the Company's Common Stock at the time the cancellation/regrant occurred. The cancellation/regrant was effected on August 5, 1996, and a number of outstanding options with an exercise price in excess of $7.25 per share were canceled and new options for the same aggregate number of shares were granted with an exercise price of $7.25 per share.

    The following table sets forth information with respect to each of the Company's executive officers concerning his or her participation in the option cancellation/regrant program effected on August 5, 1996.

                                               NUMBER OF
                                              SECURITIES   MARKET PRICE
                                              UNDERLYING    OF STOCK AT     EXERCISE                   LENGTH OF OPTION
                                                OPTIONS       TIME OF     PRICE AT TIME      NEW       TERM REMAINING AT
                                   REPRICING  REPRICED OR  REPRICING OR   OF REPRICING    EXERCISE     DATE OF REPRICING
NAME                                 DATE       AMENDED      AMENDMENT    OR AMENDMENT      PRICE        OR AMENDMENT
---------------------------------  ---------  -----------  -------------  -------------  -----------  -------------------
Dave Toole.......................  08/05/96       16,368     $    7.25      $    9.17     $    7.25      8 years, 46 days
                                   08/05/96       43,632     $    7.25      $    9.17     $    7.25      8 years, 46 days
                                   08/05/96       15,000     $    7.25      $   16.33     $    7.25     8 years, 298 days

Pascal Didier....................  08/05/96       22,500     $    7.25      $   16.33     $    7.25     8 years, 298 days
                                   08/05/96        1,620     $    7.25      $   20.00     $    7.25      9 years, 66 days
                                   08/05/96       13,380     $    7.25      $   20.00     $    7.25      9 years, 66 days

Jeannine P. Sargent..............  08/05/96       39,024     $    7.25      $   10.25     $    7.25     9 years, 185 days
                                   08/05/96       10,976     $    7.25      $   10.25     $    7.25     9 years, 185 days

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF
  CONTROL AGREEMENTS

    The Company does not have any existing employment agreements with the Chief Executive Officer or any other executive officer named in the Summary Compensation Table, except that Jerald P. Shaevitz, who resigned from his position as Vice President, Treasurer as of September 30, 1996, has entered into an agreement with the Company pursuant to which he will provide consulting services for the 1997 fiscal year to the Company in exchange for consulting fees of $5,000 per month and continued vesting of certain of his stock options, which will vest on a monthly basis during the 1997 fiscal year, up to a maximum of 15,562 shares.

    The Compensation Committee of the Board has the discretionary authority as Plan Administrator of the Option Plan to provide for the accelerated vesting of the shares of Common Stock subject to the outstanding options or direct stock issuances under the Option Plan which are held by the Chief Executive Officer and the Company's other executive officers, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a hostile take-over of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership. All outstanding options granted to date to the Company's executive officers contain such an acceleration provision.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board is currently comprised of Messrs. Schroeder and Van Poppelen. None of the present or former members of the Compensation Committee were at any time during the fiscal year ended September 30, 1996 or at any other time an officer or employee of the Company.

    No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

OVERVIEW AND PHILOSOPHY

    The Compensation Committee (the "Committee") of the Company's Board of Directors is responsible for establishing the compensation payable to the Company's executive officers, including the officers named in the Summary Compensation Table. Such compensation is primarily comprised of the following elements: base salary, annual performance incentives, stock options and executive benefits.

    It is the Committee's objective that executive compensation be directly influenced by the Company's business results. Accordingly, the Company's executive compensation program is structured to stimulate and reward exceptional performance that results in enhanced corporate and stockholder values. The Committee retains independent compensation consultants to provide objective and expert advice in the review of executive compensation plans. Technology industry compensation surveys are also reviewed and relied upon in the Committee's assessment of appropriate compensation levels.

    The Committee recognizes that the highly-specialized industry sector in which the Company operates is extremely competitive world-wide, with the result that there is substantial demand for high-caliber, seasoned executives. It is crucial that the Company be assured of retaining and rewarding its executive personnel essential in contributing to the attainment of the Company's performance goals. For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar magnitude, complexity and performance records (the "peer group").

CASH COMPENSATION

    A key objective of the Company's executive compensation program is to position its key executives to earn annual cash compensation (base salary plus bonus) equaling or exceeding that which the executive would earn at other peer group companies. The Committee ensures, however, that the higher level of compensation is paid only when profitable growth rates significantly exceed peer group averages.

    Base salaries for the named executive officers are established considering a number of factors, including the Company's sustained growth and increased profit margins, the executive's performance and contribution to overall Company performance, and the salary levels of comparable positions at the peer group companies. The Committee adheres to a compensation philosophy of moderate levels of fixed compensation such as base salary. Base salary decisions are made as part of a formal review process. Generally, base salaries for the 1996 fiscal year were set close to the 50th percentile (median) of the salaries surveyed for the peer group companies.

    Under the Executive Incentive Plan ("EIP"), an executive's annual incentive award depends on improved profit results and the executive's specific contribution. The performance goals for the Company and for each business unit or function are derived from the Company's business plans that include critical performance targets relating to strategic product positioning, revenue growth and profits for the fiscal year. The EIP provides no payment until a threshold profit level is attained. The threshold is established each year at a level significantly in excess of the prior year's results. Individual executive incentive targets as a percentage of base salary are established based upon industry averages reported in external surveys. This target percentage ranges from 45% - 60% of an executive's base salary. The incentive target is set at a higher percentage for more senior officers, with the result that the more senior executive officers have a higher percentage of their potential cash compensation at risk. If business plans are exceeded by 20% - 30%, executives can earn up to a maximum of 90% - 120% of their base salaries. The Committee annually reviews and approves specific bonus targets, maximums and performance criteria for each executive. At its discretion, the Committee can also reduce total or individual bonus awards derived by the performance results formulae.

    For purposes of the stock price performance graph which appears later in this Proxy Statement, the Company has selected the Hambrecht & Quist Semiconductor Sector Index as the industry index. Several of the companies included in that index were also among the companies which the Committee surveyed as part of the peer group for comparative compensation purposes. However, in selecting companies to survey for such compensation purposes, the Committee focused primarily on whether those companies were actually competitive with the Company in seeking executive talent and whether those companies had a management style and corporate culture similar to the Company's. For this reason, the number of companies surveyed for compensation data was substantially less than the number of companies included in the Hambrecht & Quist Semiconductor Sector Index.

STOCK OPTIONS

    The Committee grants stock options under the Option Plan to foster executive ownership and to provide direct linkage with stockholder interests. The Committee considers the executive's current level of equity holdings in the Company, the stock options previously granted to that individual, industry practices, the executive's accountability level, and assumed, potential stock value when determining stock option grants. The Committee relies upon competitive guideline ranges of retention-effective, target gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, the potential executive gains parallel those of other stockholders over the long-term. Therefore, the stock option program serves as the Company's only long-term incentive and retention tool for executives and other key employees. The exercise prices of stock options granted to the named executive officers are equal to the market value of the stock on the date of grant. Therefore, stock options provide an incentive to executives to maximize the Company's profitable growth which ordinarily, over time, should be reflected in the price of the Company's stock.

BENEFITS

    The Company provides benefits to the named executive officers that are generally available to other executives in the peer group companies. The amount of such executive-level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not, for any executive officer, exceed 10% of his or her total salary and bonus for fiscal 1996. The Committee believes, based upon the review of industry practices and published benefits surveys, that the Company's officers receive approximately average benefit levels when compared to the peer group companies.

CHIEF EXECUTIVE OFFICER PERFORMANCE AND COMPENSATION

    In setting Mr. Dave Toole's base salary of $258,922 and in determining his performance bonus for fiscal 1996, the Committee took note of the Company's growth and profits in recent years and continued to structure his compensation package so that more of his total compensation would be tied to the Company's attainment of specific revenue and profit objectives.

    The Committee also awarded him a bonus of $78,400 for the 1996 fiscal year. The Committee has estimated that the resulting total cash compensation paid to Mr. Toole places him in approximately the second quartile of the compensation paid to other chief executive officers at companies of similar size and complexity in the industry. Stock options for an additional 50,000 shares of Common Stock were granted to Mr. Toole.

SPECIAL OPTION REGRANT PROGRAM

    During the 1996 fiscal year, the Compensation Committee felt that circumstances had made it necessary for the Company to implement an option cancellation/regrant program pursuant to which a number of outstanding options held by the Company's executive officers and other employees under the Option Plan were canceled, and new options for the same number of shares were granted with a lower exercise price per share equal to the market price of the Company's Common Stock on the regrant date.

    The Compensation Committee determined that this program was necessary because equity incentives are a significant component of the total compensation package of the Company's employees and play a substantial role in the Company's ability to retain the services of individuals essential to the Company's long-term financial success. Prior to the implementation of the program, the market price of the Company's Common Stock had fallen as a result of market factors which affected stock prices throughout the semiconductor and semiconductor capital equipment industries and which did not necessarily reflect the market's particular assessment of the Company's progress. The Compensation Committee felt that the Company's ability to retain key employees would be significantly impaired, unless value were restored to their options in the form of regranted options at the current market price of the Company's Common Stock. However, in order for the regranted options to serve their primary purpose of assuring the continued service of each optionee, a new four-year vesting schedule was imposed with respect to all regranted option shares so that the optionee would only have the opportunity to acquire the option shares at the lower exercise price if he or she remained in the Company's employ.

    Accordingly, on August 5, 1996, a number of outstanding options held by the Company's executive officers and other employees with an exercise price in excess of $7.25 per share were cancelled, and new options for the same number of shares were granted with an exercise price of $7.25 per share, the market price of the Common Stock on that date. Each new option includes a new four-year vesting schedule measured from the grant date.

    As a result of the new vesting schedules imposed on the regranted options, the Compensation Committee believes that the program strikes an appropriate balance between the interests of the option holders and those of the stockholders. The lower exercise prices in effect under the regranted options make those options valuable once again to the executive officers and key employees critical to the Company's financial performance. However, those individuals will enjoy the benefits of the regranted options only if they in fact remain in the Company's employ and contribute to the Company's financial success.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The compensation to be paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Company's 1994 Stock Option/ Stock Issuance Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under that Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

    It is the opinion of the Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term.

                                          The Compensation Committee of the
                                          Board
                                          Kenneth L. Schroeder
                                          F. Joseph Van Poppelen

STOCK PERFORMANCE GRAPH

    The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, The Nasdaq Stock Market Index and the Hambrecht & Quist Semiconductor Sector Index.

                COMPARISON OF CUMULATIVE TOTAL RETURN (1)(2)(3)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 GASONICS INTERNATIONAL
                       CORPORATION              THE NASDAQ STOCK MARKET (US)    H&Q SEMICONDUCTOR SECTOR INDEX
3/21/1994                             100.000                         100.000                           100.000
Jun-94                                 94.230                          86.500                            93.410
Sep-94                                133.650                          93.660                           102.090
Dec-94                                125.000                          92.590                           107.780
Mar-95                                155.770                         100.860                           130.160
Jun-95                                219.230                         115.300                           182.870
Sep-95                                286.540                         128.940                           206.450
Dec-95                                 13.500                         345.724                           489.620
Mar-96                                  9.250                         361.870                           462.410
Jun-96                                 10.500                         391.376                           443.180
Sep-96                                  8.000                         405.304                           503.100

------------------------

(1) The graph covers the period from March 21, 1994, the date the Company's initial public offering commenced, through the fiscal year ended September 30, 1996.

(2) The graph assumes that $100 was invested on March 21, 1994 in the Company's Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report, except for the section of the Compensation Committee Report entitled "Special Option Regrant Program," is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

    In March 1996, in connection with commencement of employment, the Company loaned Ms. Jeannine Sargent, Vice President of Marketing and Customer Technology, $60,000, bearing interest at the rate of 5.65% annually. Upon completion of one year of service, such note will be forgiven. As of November 15, 1996, the highest amount outstanding on the note was $62,401.25.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of
Section 16(a) reports which the Company received from such persons for their 1996 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, the Company believes that both the executive officers and the Board members complied with all their reporting requirements under Section 16(a) for such fiscal year.

                                 ANNUAL REPORT

    A copy of the Annual Report of the Company for the fiscal year ended September 30, 1996 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Except for "Executive Officers of the Registrant" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

    The Company filed an Annual Report on Form 10-K for the fiscal year ended September 30, 1996 with the Securities and Exchange Commission. Stockholders may obtain a copy of this report, without charge, by writing to Mr. Terry R. Gibson, the Secretary of the Company, at the Company's principal offices located at 2540 Junction Avenue, San Jose, California 95134-1909.

Dated: January 20, 1997

                                          THE BOARD OF DIRECTORS OF GASONICS
                                            INTERNATIONAL CORPORATION

                          GASONICS INTERNATIONAL CORPORATION
                        1994 STOCK OPTION/STOCK ISSUANCE PLAN

                (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 17, 1996)

                                     ARTICLE ONE

                                       GENERAL


   I.    PURPOSE OF THE PLAN

         A. This 1994 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of GaSonics International Corporation, a Delaware corporation or any successor corporation (the "Corporation") adopting the Plan, by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Board and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation (or its parent or subsidiary corporations).

         B. The Plan became effective upon adoption by the Board of Directors of Gasonics International Corporation, a California corporation ("Gasonics California") on January 27, 1994, and such date shall accordingly constitute the Effective Date of the Plan. The Plan was subsequently assumed by the Corporation in connection with the merger (the "Merger") of Gasonics California into the Corporation in February, 1994.

    II.  DEFINITIONS

         A. For purposes of the Plan, the following definitions shall be in effect:

         BOARD:  the Corporation's Board of Directors.

         CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

              a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

              b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         CODE:  the Internal Revenue Code of 1986, as amended.

         COMMON STOCK: shares of the Corporation's common stock, par value $0.001 per share.

         CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

             a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

              b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

              c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

         EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

         EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.


                                          2.

         FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

              a. If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

              b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

              c. If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         HOSTILE TAKE-OVER: the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

         1934 ACT: the Securities and Exchange Act of 1934, as amended from time to time.


                                          3.

         NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

         OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

         PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

         PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

         SECONDARY COMMITTEE: a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         SECTION 12(G) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act becomes effective.

         SECTION 16 INSIDER: an executive officer of the Company or a member of the Board subject to the short-swing liability provisions of Section 16(b) of the 1934 Act.

         TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price


                                          4.

per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

         B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

              Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 III.    STRUCTURE OF THE PLAN

         A. STOCK PROGRAMS. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive special option grants at periodic intervals to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives.

         B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.


                                          5.

IV.      ADMINISTRATION OF THE PLAN

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs shall be limited to the following:

                (i) Employees of the Corporation or any parent or subsidiary, whether now existing or subsequently established,

               (ii) non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and

              (iii) consultants and other independent advisors who provide services to the Corporation (or any parent or subsidiary corporation).

         B. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         C. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The member or members of the Secondary Committee may be comprised of one or more Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         D. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         E. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.



                                          6.

         F. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

         G. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

    V.   STOCK SUBJECT TO THE PLAN

         A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,700,000 shares,(1) subject to adjustment from time to time in accordance with the provisions of this Section VI. Such share reserve includes the 500,000-share increase authorized by the Board on December 17, 1996, subject to stockholder approval at the 1997 Annual Stockholders Meeting.

          B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 825,000 shares(1) over the term of the Plan.

          C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original option or issue price paid per share will be added back to the share reserve and will accordingly be made available for subsequent issuance under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three shall not be available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by

____________________

(1) Each number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995. In no event, however, may more than 2,604,008 shares of Common Stock to be issued under the Plan after November 15, 1996, including the shares subject to options outstanding under the Plan on that date.

                                          7.

the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

               Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per newly-elected or continuing non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.



                                          8.

                                     ARTICLE TWO

                          DISCRETIONARY OPTION GRANT PROGRAM


    I.    TERMS AND CONDITIONS OF OPTIONS

          Options granted under the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

          A.   EXERCISE PRICE.

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                   a. The exercise price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                   b. The exercise price per share of the Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

               2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

                    a. full payment in cash or check made payable to the Corporation's order;

                    b. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;


                                          9.

                    c. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                    d. to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the exercise price for the purchased shares must accompany such notice.

          B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date.

          C. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


                                         10.

          D.   TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                    a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a thirty-six
     (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                    b. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the EARLIER of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                    c. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                    d. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised.
     However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.



                                         11.

                    e. Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

               3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

          E. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          F. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

               1. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.


                                         12.

               2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.


   II.    INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

          A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

          B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.


                                         13.

          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

  III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or parent company.

          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, PROVIDED the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for (i) the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time and/or (ii) the subsequent termination of one or more of the Corporation's outstanding repurchase rights


                                         14.

which are assigned in connection with the Corporate Transaction and do not otherwise terminate at that time, in the event Optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

          E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

          F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          H.   The portion of any Incentive Option accelerated under this
Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

   IV.    CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option.

    V.    STOCK APPRECIATION RIGHTS

          A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan


                                         15.

Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

          B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator, either at the time of the option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          C. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation, to the extent such option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Corporation. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

          D. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent issuance under the Plan.


                                         16.

                                    ARTICLE THREE

                            AUTOMATIC OPTION GRANT PROGRAM


    I.    ELIGIBILITY

          ELIGIBLE DIRECTORS. The individuals eligible to receive automatic option grants pursuant to the July 19, 1995 restated provisions of this Article Three program shall be limited to (i) those individuals who are continuing to serve as non-employee Board members on July 19, 1995 and (ii) those individuals who are first elected or appointed as non-employee Board members on or after July 19, 1995. A non-employee Board member who has previously been in the employ of the Corporation (or any parent or subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.


   II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. GRANT DATES. Option grants shall be made pursuant to the July 19, 1995 restated provisions of this Article Three on the dates specified below:

               INITIAL GRANT. Each individual who first becomes an Eligible Director on or after July 19, 1995, whether through election by the stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment (the "Initial Grant Date"), a Non-Statutory Option to purchase 30,000 shares(2) of Common Stock upon the terms and conditions of this Article Three.

               ANNUAL GRANT. Each Eligible Director who receives an initial 30,000-share option grant shall automatically be granted, on each successive anniversary of the Initial Grant Date on which he or she continues to serve as an Eligible Director, beginning with the fourth anniversary of such Initial Grant Date, a Non-Statutory



(2) This number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.


                                         17.

     Option to purchase an additional 7,500 shares(3) of Common Stock upon the terms and conditions of this Article Three. In addition, each individual who is an Eligible Director on July 19, 1995 but who is not otherwise to receive an initial 30,000-share grant on such date shall automatically be granted, on July 19, 1995 and each subsequent anniversary of that grant date on which he or she continues to serve as an Eligible Director, a Non-Statutory Option to purchase an additional 7,500 shares of Common Stock upon the terms and conditions of this Article Three. Any Eligible Director previously in the Corporation's employ shall receive his or her initial 7,500-share option grant under this Article Three at the first Annual Stockholders Meeting at which he is she is elected as a non-employee Board member and shall automatically be granted, on the date of each succeeding Annual Stockholders Meeting at which he or she is re-elected as a non-employee Board member, a Non-Statutory Option to purchase an additional 7,500 shares of Common Stock upon the terms and conditions of this Article Three.

          There shall be no limit on the number of such 7,500-share option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to each newly-elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.C. of Article One.

          B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

               1. full payment in cash or check made payable to the Corporation's order;

               2. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

               3. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair

____________________

(3) This number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.

                                         18.

     Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

               4. full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

          E. EXERCISABILITY. Option grants made under this Article Three shall become exercisable as specified below:

               INITIAL GRANT. Each initial 30,000-share automatic grant shall become exercisable in four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four
     (4)-year period measured from the Initial Grant Date.

               ANNUAL GRANT. Each annual 7,500-share automatic grant shall become exercisable upon the Optionee's completion of one (1) year of Board service measured from the grant date.

          Each option granted under this Article Three shall automatically accelerate and become fully exercisable for all of the shares of Common Stock at the time subject to the option:

               - should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, or

               -    should there occur an acceleration event specified in
     Section III of this Article Three.

          F. LIMITED TRANSFERABILITY. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option to one or more immediate family members or a trust established exclusively for one or more such family members. The assigned portion of may only be exercised by the person or persons who acquire a


                                         19.

proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem fit.

          G.   TERMINATION OF BOARD SERVICE.

               1. Should the Optionee cease to serve as a Board member for any reason other than death or Permanent Disability while holding one or more automatic option grants under this Article Three, then each of those options may, during the twelve (12)-month period measured from the date of such cessation of Board service (the "Post-Service Exercise Period"), be exercised in accordance with the following parameters:

               INITIAL 30,000-SHARE GRANT

               a. Should the Optionee cease Board service prior to the fourth anniversary of the Initial Grant Date, then the Optionee may, at any time during the Post-Service Exercise Period, exercise the option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. In addition, the option shall become exercisable for an additional twenty-five percent (25%) of the option shares on the next anniversary of the Initial Grant Date following the Optionee's cessation of Board service and shall remain so exercisable until the expiration date of the Post-Service Exercise Period.

               b. If the Optionee ceases Board service on or after the fourth anniversary of the Initial Grant Date, then the Optionee may, at any time during the Post-Service Exercise Period, exercise the option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service.

               c. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at that time exercisable or for which it is not otherwise to become exercisable in accordance with clause a. above.

               ANNUAL 7,500-SHARE GRANT

               a. The option shall become exercisable for all of the option shares on the first anniversary of the grant date, whether or not the Optionee continues in Board service, and shall remain so exercisable for any or all of those shares until the expiration date of the Post-Service Exercise Period.


                                         20.

               b. Should the Optionee die after his or her cessation of Board service but while holding one or more automatic option grants under this Article Three, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the remainder of the applicable Post-Service Exercise Period in which to exercise each such option in accordance with the parameters established for the Optionee in Paragraph 1.

               c. Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability while holding one or more automatic option grants under this Article Three, then such individual (or the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares at the time subject to the option, whether or not the option would otherwise at that time be exercisable for those shares.

               2. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term.

          H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.

  III.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, each Article Three option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the acquiring company (or parent thereof).


                                         21.

          B. In connection with any Change in Control of the Corporation, each Article Three option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

          C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each Article Three option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. At the time of each Article Three option grant, the Board shall concurrently pre-approve any subsequent surrender of that option in accordance with the provisions of this
Section III.C, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

          D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                         22.

                                     ARTICLE FOUR

                                STOCK ISSUANCE PROGRAM


   IV.    TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

          A.   CONSIDERATION.

               1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                   a. full payment in cash or check made payable to the Corporation's order;

                   b. a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                   c. past services rendered to the Corporation or any parent or subsidiary corporation.

               2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

               3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period


                                         23.

of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

          B.   VESTING PROVISIONS.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                   a. the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                   b. the number of installments in which the shares are to vest,

                   c. the interval or intervals (if any) which are to lapse between installments, and

                   d. the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

               2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation and made available for


                                         24.

subsequent issuance. The Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

               4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

    V.    CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the stock issuance is made or at any time while that issuance remains outstanding, to provide for the automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program (and the immediate termination of the Corporation's repurchase rights with respect to those shares) at the time of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

   VI.    TRANSFER RESTRICTIONS/SHARE ESCROW

          A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets distributed with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's


                                         25.

interest in such shares (or the distributed securities or assets) vests. If the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED
                  , 199   , A COPY OF WHICH IS ON FILE AT THE PRINCIPAL
          OFFICE OF THE CORPORATION."

          B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.


                                         26.

                                     ARTICLE FIVE

                                    MISCELLANEOUS


    I.    LOANS OR INSTALLMENT PAYMENTS

          A. The Plan Administrator may, in its discretion, assist any Optionee or Participant, to the extent such Optionee or Participant is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

          B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

   II.    AMENDMENT OF THE PLAN AND AWARDS

          A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval in accordance with applicable laws and regulations.


                                         27.

          B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

  III.    TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

               STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value to exceed one hundred percent (100%) of the applicable Taxes.

               STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting


                                         28.

     triggering the Taxes) with an aggregate Fair Market Value not to exceed one hundred percent (100%) of the Taxes incurred in connection with such option exercise or share vesting.

   IV.    EFFECTIVE DATE AND TERM OF PLAN

          A. This Plan became effective immediately upon adoption by the Board of Directors of Gasonics California. This Plan was subsequently assumed by the Corporation in connection with the Merger. Stock options and share issuances may be made under Articles Two and Four of the Plan from and after the Effective Date.

          B. The Plan was amended by the Board on September 21, 1994 to (i) increase the number of shares of Common Stock issuable under the Plan by an additional 500,000 shares(4) and (ii) increase the maximum number of shares of Common Stock for which any one individual may be granted stock options and direct stock issuances under the Plan by an additional 250,000 shares(4) (the "1994 Amendment"). The stockholders approved the 1994 Amendment at the 1995 Annual Meeting which was held on February 14, 1995. The Plan was subsequently restated by the Board on July 19, 1995 to revise the provisions of the Automatic Option Grant Program in effect under Article III (the "June 1995 Restatement") and was amended in November 1995 to increase the number of shares available for issuance under the Plan by an additional 750,000 shares (the "November 1995 Increase"). Both the June 1995 and the November 1995 Share Increase were approved by the stockholders at the 1996 Annual Meeting. The Plan was subsequently amended on December 17, 1996 (the "December 1996 Amendment") to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 500,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or issue price paid per share to be reissued under the Plan and (iv) effect a series of technical changes to the provisions of the Plan in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934 which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The December 1996 Amendment is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the December 1996 share increase shall become exercisable in whole or in part unless and until the December 1996 Amendment is approved by the stockholders. Should such stockholder approval not be obtained at the 1997 Annual Meeting, then each option grant made pursuant to the

____________________

(4) The numbers do not reflect the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.

                                         29.

December 1996 share increase shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to the December 1996 Amendment shall automatically be reinstated, and option grants and direct stock issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All option grants and direct stock issuances made prior to the December 1996 Amendment shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the December 1996 Amendment shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

          C. The Plan was amended on February 1, 1996 to authorize the appointment of the Secondary Committee for purposes of administering the Discretionary Option Grant and Stock Issuance Programs with respect to individuals who are non Section 16 Insiders. The Primary Committee shall also retain separate but concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to such individuals.

          D. The Plan shall terminate upon the EARLIER of (i) December 31, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

    V.    USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

   VI.    REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Common Stock issued pursuant to it.



                                         30.

          B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

  VII.    NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

 VIII.    MISCELLANEOUS PROVISIONS

          A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

          B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State.

          C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.



                                         31.

                          GASONICS INTERNATIONAL CORPORATION
                             EMPLOYEE STOCK PURCHASE PLAN

                (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 17, 1996)


    I.   PURPOSE

         A. The GaSonics International Corporation Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Corporation and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

         B. The Plan was adopted on January 27, 1994 by the Board of Directors of Gasonics International Corporation, a California corporation ("Gasonics California"). The Plan was subsequently assumed by the Corporation in connection with the merger of Gasonics California with and into the Corporation in February 1994.

    II.  DEFINITIONS

         For purposes of administration of the Plan, the following terms shall have the meanings indicated:

         BASE SALARY means the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base
Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

         BOARD means the Board of Directors of the Corporation.

         CODE means the Internal Revenue Code of 1986, as periodically amended.

         COMMON STOCK means shares of the Corporation's common stock, par value $0.001 per share.

         CORPORATE AFFILIATE means any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Time.

         CORPORATION means GaSonics International Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of GaSonics International Corporation which shall by appropriate action adopt the Plan.

         EFFECTIVE TIME means the time at which the Underwriting Agreement for the initial public offering of the Common Stock is executed and finally priced. The initial offering period under the Plan shall start at the time of such execution and pricing of the Underwriting Agreement. Any Corporate Affiliate which becomes a Participating Corporation in the Plan after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

         ELIGIBLE EMPLOYEE means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to the Corporation or any other Participating Corporation as an employee for earnings considered wages under Section 3401(a) of the Code.

         ENTRY DATE means the Semi-Annual Entry Date on which an Eligible Employee first joins the offering period in effect under the Plan. However, the first Entry Date for the initial offering period under the Plan shall be the Effective Time.

         FAIR MARKET VALUE means, for the Effective Time at which the initial offering period under the Plan begins, the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock pursuant to the Underwriting Agreement. For any subsequent date under the Plan on which the Common Stock is registered under Section 12(g) of the 1934 Act and traded on the open market, Fair Market Value means the closing selling price per share of the Common Stock on such date, as officially quoted on the principal securities exchange on which the Common Stock is at the time traded or, if not traded on any securities exchange, the closing selling price per share of the Common Stock on such date, as reported on the Nasdaq National Market System. If there are no sales of the Common Stock on such day, then the closing selling price per share on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value.

         1933 ACT means the Securities Act of 1933, as amended.

         1934 ACT means the Securities Exchange Act of 1934, as amended.


                                          2.

         PARTICIPANT means any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

         PARTICIPATING CORPORATION means the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan, as of the Effective Time, are listed in attached Schedule A.

         PLAN ADMINISTRATOR shall have the meaning given such term in Article
III.

         SEMI-ANNUAL ENTRY DATE means the first business day of January and July each calendar year within an offering period in effect under the Plan. However, the first Semi-Annual Entry Date for the initial offering period under the Plan shall be deemed to be the Effective Time.

         SEMI-ANNUAL PERIOD OF PARTICIPATION means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. The first such semi-annual period (which may actually be less than six (6) months for the initial offering period) shall extend from the Effective Time through the last business day in June 1994. Subsequent semi-annual periods shall be measured from the first business day of July to the last business day of December each calendar year and from the first business day of January in the succeeding calendar year to the last business day of June in that calendar year.

         SEMI-ANNUAL PURCHASE DATE means the last business day of June and December each calendar year on which shares of Common Stock are automatically purchased for Participants under the Plan. The initial Semi-Annual Purchase Date shall be June 30, 1994.

    III. ADMINISTRATION

         The Plan Administrator shall have sole and exclusive authority to administer the Plan and shall consist of a committee (the "Plan Administrator") of two (2) or more non-employee Board members appointed by the Board. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code
Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.


                                          3.

    IV.  OFFERING PERIODS

         A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Subsection I of Article VII, Subsection A of Article IX or Subsection B of Article X.

         B.   Each offering period shall have a maximum duration of twenty-four
(24) months. The duration of each offering period shall be designated by the Plan Administrator prior to the start date. However, the initial offering period shall run from the Effective Time to the last business day in December 1995. The next offering period shall commence on the first business day in January 1996 and end on the last business day in December 1997. Subsequent offering periods shall commence as designated by the Plan Administrator.

         C. The Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Entry Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last business day of June and December of each year. Accordingly, each purchase right may be exercised up to two (2) times each calendar year it remains outstanding.

         D. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until such time as (i) the Plan shall have been approved by the stockholders of Gasonics California and
(ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any securities exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

         E. The Participant's acquisition of Common Stock under the Plan on any Semi-Annual Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Semi-Annual Purchase Date, whether within the same or a different offering period.

    V.   ELIGIBILITY AND PARTICIPATION

         A. Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

         - An individual who is an Eligible Employee on the start date of any offering period under the Plan shall be eligible to commence participation in that

                                          4.

    offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period. The date on which the Eligible Employee commences participation in the offering period shall constitute his/her Entry Date for that offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

         - An individual who first becomes an Eligible Employee after the start date of any offering period under the Plan may enter that offering period on the first Semi-Annual Entry Date on which he/she is an Eligible Employee or on any subsequent Semi-Annual Entry Date within that offering period, provided he/she remains an Eligible Employee. The Semi-Annual Entry Date on which such Eligible Employee enters the offering period shall constitute his/her Entry Date for that offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

         B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

         C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

         - The Participant may, at any time during a Semi-Annual Period of Participation, reduce his/her rate of payroll deduction to become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator. The Participant may not, however, effect more than one such reduction per Semi-Annual Period of Participation.

         - The Participant may, prior to the commencement of any new Semi-Annual Period of Participation within the offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the first day of the first Semi-Annual Period of Participation following the filing of such form.

         D. Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of Section VII below.


                                          5.

    VI.  STOCK SUBJECT TO PLAN

         A. The Common Stock purchasable under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares of Common Stock purchased on the open market. The total number of shares of Common Stock which may be issued under the Plan shall not exceed 1,100,000 shares(1)(subject to adjustment under Section VI.B below). Such share reserve includes (i) the 400,000 share-increase(1) authorized by the Board on November 6, 1995 and approved by the stockholders at the 1996 Annual Stockholders Meeting plus (ii) an additional 400,000 share increase authorized by the Board on December 17, 1996, subject to stockholder approval at the 1997 Annual Stockholders Meeting. No shares of Common Stock shall be issued under the Plan on the basis of the December 1996 share increase unless that increase is approved by the stockholders at the 1997
Annual Meeting, and in no event shall more than 773,695 shares of Common
Stock be issued after November 15, 1996, assuming stockholder approval of the December 1996 share increase.

         B. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change affecting the Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant on any one Semi-Annual Purchase Date and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

    VII. PURCHASE RIGHTS

         An Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

         A. PURCHASE PRICE. Common Stock shall be purchasable on each Semi-Annual Purchase Period within the offering period at a purchase price equal to eighty-five percent (85%) of the LOWER of (i) the Fair Market Value per share of Common Stock on the

_____________________
(1) Each number reflects the 3-for-2-split of the Common Stock effected by the Corporation on November 20, 1995


                                          6.

Participant's Entry Date into that offering period or (ii) the Fair Market Value per share on that Semi-Annual Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause
(i) amount shall in no event be less than the Fair Market Value of the Common Stock on the start date of that offering period.

         B. NUMBER OF PURCHASABLE SHARES. The number of shares purchasable per Participant on each Semi-Annual Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Semi-Annual Period of Participation ending with that Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) by the purchase price in effect for the Participant for such Semi-Annual Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any Semi-Annual Purchase Date shall not exceed One Thousand Eight Hundred (1,800) shares(2), subject to periodic adjustment under Section VI.B.

         Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any of its Corporate Affiliates.

         C. PAYMENT. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

         D. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

         - A Participant may, at any time prior to the next Semi-Annual Purchase Date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate), and no

___________________________
(2) Such number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.


                                          7.

    further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the Semi-Annual Purchase Date immediately following such termination. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

         - The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new stock purchase agreement and enrollment form) on or before his/her scheduled Entry Date into that offering period.

         - Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then that purchase right shall immediately terminate and all of the Participant's payroll deductions for the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs shall be immediately refunded.

         E. STOCK PURCHASE. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares imposed under subsection
B. of this Article VII) at the purchase price in effect for the Participant for that Semi-Annual Purchase Date. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock on the next Semi-Annual Purchase Date.
However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Semi-Annual Purchase Date shall be promptly refunded to the Participant.

         F. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in


                                          8.

excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

         G. RIGHTS AS STOCKHOLDER. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

         A Participant shall be entitled to receive, as soon as practicable after each Semi-Annual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a Corporation-designated brokerage account.

         H. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

         I. CHANGE IN OWNERSHIP. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

         - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

         - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

         - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such Change in Ownership by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Change in Ownership occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the LOWER of (i) the Fair Market Value of


                                          9.

the Common Stock on the Participant's Entry Date into the offering period in which such Change in Ownership occurs or (ii) the Fair Market Value of the Common Stock immediately prior to the effective date of such Change in Ownership. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value of the Common Stock on such start date.

         The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Change in Ownership, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

     VIII.    ACCRUAL LIMITATIONS

         A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

         B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

         - The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

         - No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to $25,000 worth of Common Stock (determined on the basis of the Fair Market Value on the date or dates of grant) for each calendar year during which one or more of those purchase rights were at any time outstanding.

         - If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation,

                                         10.

    then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

         C.   In the event there is any conflict between the provisions of this
Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

  IX.    AMENDMENT AND TERMINATION

         A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Corporation's stockholders:

         - materially increase the number of shares issuable under the Plan or the maximum number of shares purchasable per Participant on any one Semi-Annual Purchase Date, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Corporation's capital structure pursuant to Subsection B of Article VI; or

         - alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan; or

         - materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         B. The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

    X.   GENERAL PROVISIONS

         A. The Plan was initially adopted by the Board on January 27, 1994 and approved by the stockholders in March 1994. On November 6, 1995, the Board authorized a 400,000 share increase(3) to the number of shares of Common Stock available for issuance under the Plan, and stockholders approved that share increase at the 1996 Annual Stockholders Meeting. On December 17, 1996, the Board amended the Plan to increase the

___________________________

(3) As adjusted for the 3-for-2 split of the Common Stock effected on November 20, 1995.


                                         11.

number of shares of Common Stock reserved for issuance under the Plan by an additional 400,000 shares. However, no purchase rights shall be granted under the Plan on the basis of such share increase, and no shares of Common Stock shall accordingly be issued on the basis of that increase, unless and until the increase shall have been approved by the Corporation's stockholders at the 1997 Annual Stockholders Meeting. Should such stockholder approval not be obtained, then the 400,000-share increase authorized by the Board on December 17, 1996 shall not be implemented. However, all outstanding purchase rights under the Plan which have NOT been granted on the basis of that 400,000-share increase shall remain outstanding in accordance with the terms and provisions of the agreements evidencing those grants, whether or not stockholder approval of such share increase is obtained.

         B. On November 6, 1995, the Board also amended the Plan to allow Eligible Employees to enter an offering period under the Plan on any Semi-Annual Entry Date within that offering period on which they remain in Eligible Employee status. Prior to such amendment, Eligible Employees were only allowed to enter the offering period on the first Semi-Annual Entry Date on which they satisfied such Eligible Employee requirement. The amendment is subject to stockholder approval at the 1996 Annual Stockholders Meeting and shall not become effective unless such stockholder approval is obtained.

         C. The Plan shall terminate upon the EARLIER of (i) the last business day in December 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

         D. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

         E. Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

         F. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.


                                         12.

                                      SCHEDULE A

                            CORPORATIONS PARTICIPATING IN
                             EMPLOYEE STOCK PURCHASE PLAN
                               AS OF THE EFFECTIVE TIME



                          GaSonics International Corporation

                        GaSonics International Europe Limited

                    GaSonics International Japan, Kabushiki Kaisha

                       GaSonics International Korea Corporation

                                    Tekisco, Inc.

PROXY                  GASONICS INTERNATIONAL CORPORATION                  PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, MARCH 3, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       GASONICS INTERNATIONAL CORPORATION

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on March 3, 1997 and the Proxy Statement and appoints Monte M. Toole and Dave Toole, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of GaSonics International Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Techmart, 5201 Great America Parkway, Santa Clara, California 95054, on Monday, March 3, 1997 at 9:00 a.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following manner:

1. To elect the following directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified:

Monte M. Toole          FOR [   ] WITHHOLD AUTHORITY TO VOTE [   ]  Dave Toole            FOR [   ] WITHHOLD AUTHORITY TO VOTE [   ]
F. Joseph Van Poppelen  FOR [   ] WITHHOLD AUTHORITY TO VOTE [   ]  Kenneth L. Schroeder  FOR [   ] WITHHOLD AUTHORITY TO VOTE [   ]

2. To approve a series of amendments to the Company's 1994 Stock Option/Stock Issuance Plan (the "Option Plan") which will (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price or issue price paid per share to be reissued under the Option Plan, and (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and effect a series of additional changes to the provisions of the Option Plan in order to take advantage of recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended,

                  [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

3. To approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") which will increase the number of shares of Common Stock authorized for issuance over the term of the Purchase Plan,

                  [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

4. To ratify the appointment of Arthur Andersen LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 1997; and

                  [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                  [   ]  FOR      [   ]  AGAINST      [   ]  ABSTAIN

    The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

                                                  Please   print   the   name(s)
                                                  appearing   on   each    share
                                                  certificate(s)  over which you
                                                  have voting authority:
                                                  ______________________________
                                                  (Print name(s) on certificate)
                                                  ______________________________
                                                      Please sign your name
                                                  ______________________________
                                                    (Authorized Signature(s))
                                                  Date: ________________________